Exhibit 10.7.9
STATE OF ILLINOIS
DEPARTMENT OF PUBLIC AID
AMENDMENT NO. 3 TO THE
CONTRACT FOR FURNISHING HEALTH SERVICES
BY A
MANAGED CARE ORGANIZATION
2004-24-001-KA3
Whereas, the parties to the Contract for Furnishing Health Services by a Managed Care Organization (“CONTRACT”), the Illinois Department of Healthcare & Family Services (formerly Public Aid), 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as “Department”), acting by and through its Director, and AMERIGROUP Illinois, Inc., 211 West Wacker Drive, Suite 1350, Chicago, IL 60606 (hereinafter referred to as “Contractor”), desire to amend the CONTRACT; and
WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties; and
WHEREAS, the Department’s actuary has certified that the Contract and rates resulting from this amendment are actuarially sound;
NOW THEREFORE, the parties agree to amend the contract as follows:
1.	First Amended Attachment I shall be deleted and replaced by the attached Second Amended Attachment I. Each reference to Attachment I or First Amended Attachment I in the Contract shall be replaced with a reference to Second Amended Attachment I.
All other terms and conditions of the CONTRACT shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective January 1, 2006.

DEPARTMENT OF HEALTHCARE & FAMILY SERVICES		AMERIGROUP ILLINOIS, INC.

By:		By:	/s/ Jared Rosenthal
Barry S. Maram
		Printed Name:	JARED ROSENTHAL

Title:	Director	Title:	CEO

Date:		Date:	12/28/05

		Fein:	54-1761812

SECOND AMENDED ATTACHMENT I
RATE SHEETS

(a)	Contractor Name:	AMERIGROUP Illinois, Inc.

	Address:	211 West Wacker Drive, Suite 1350

Chicago, IL 60606

(b)	Contracting Area(s) Covered by the Contractor and Enrollment Limit:

Contracting Area	Enrollment Limit
Region IV	100,000

(c)	Total Enrollment Limit for all Contracting Areas: 100,000

(d)	Threshold Review Levels: 80,000

(e)	Standard Capitation Rates for Enrollees, effective August 1, 2003 through July 31, 2005:

	Region I	Region II	Region III	Region IV	Region V
Age/Gender	(N.W.	(Central	(Southern	(Cook	(Collar
Mo = month	Illinois)	Illinois)	Illinois)	County)	Counties)
Yr = year	PMPM	PMPM	PMPM	PMPM	PMPM
0-3Mo	$1,152.25	$1,178.77	$1,242.71	$1,244.64	$854.58
4Mo-1Yr	127.81	117.63	165.94	125.04	108.35
2Yr-5Yr	63.77	67.81	71.74	58.67	56.28
6Yr-13Yr	72.08	79.78	75.18	58.18	57.47
14Yr-20Yr, Male	115.93	135.96	131.18	90.67	142.60
14Yr-20Y, Female	148.51	157.40	155.15	112.48	119.82
21Yr-44Yr, Male	161.79	216.53	201.90	164.23	159.43
21Yr-44Yr, Female	217.61	228.14	237.13	185.81	184.20
45Yr+ Male and Female	437.86	486.40	476.29	359.61	409.17

Att. I - 1

     Standard Capitation Rates for Enrollees, effective August 1, 2005 through December 31, 2005:

	Region I	Region II	Region III	Region IV	Region V
Age/Gender	(N.W.	(Central	(Southern	(Cook	(Collar
Mo = month	Illinois)	Illinois)	Illinois)	County)	Counties)
Yr = year	PMPM	PMPM	PMPM	PMPM	PMPM
0-3Mo	$1,342.61	$1,178.83	$1,271.32	$1,369.28	$948.46
4Mo-1Yr	121.62	109.83	154.41	117.41	99.27
2Yr-5Yr	53.51	57.02	59.41	51.49	49.60
6Yr-13Yr	49.37	51.29	52.22	45.53	42.00
14Yr-20Yr, Male	85.90	92.02	85.37	70.16	100.73
14Yr-20Y, Female	127.53	128.58	123.97	94.84	98.76
21Yr-44Yr, Male	113.28	161.06	139.13	121.91	110.33
21 Yr-44Yr, Female	164.91	167.03	168.42	148.97	141.81
45Yr+ Male and Female	277.48	310.00	275.75	258.08	273.13
Standard Capitation Rates for Enrollees, effective January 1, 2006 through July 31, 2006:

	Region I	Region II	Region III	Region IV	Region V
Age/Gender	(N.W.	(Central	(Southern	(Cook	(Collar
Mo = month	Illinois)	Illinois)	Illinois)	County)	Counties)
Yr = year	PMPM	PMPM	PMPM	PMPM	PMPM
0-3Mo	$1,361.60	$1,193.95	$1,283.86	$1,379.13	$967.15
4Mo-1Yr	131.76	117.74	161.46	124.11	109.20
2Yr-5Yr	57.39	60.36	62.06	54.89	53.37
6Yr-13Yr	51.57	53.28	53.69	47.37	43.96
14Yr-20Yr, Male	87.51	93.46	86.43	71.41	102.00
14Yr-20Y, Female	129.71	130.56	125.42	96.23	100.46
21Yr-44Yr, Male	113.43	161.32	139.61	122.11	110.39
21 Yr-44Yr, Female	165.30	167.59	169.54	149.54	142.11
45Yr+ Male and Female	277.85	310.54	276.86	258.60	273.38
(f)	Hospital Delivery Case Rate, effective August 1, 2003 through July 31, 2005:

Hospital Delivery Case
Rate	$3,196.12	$3,104.66	$3,281.22	$3,748.33	$3,276.03
(per delivery)
     Hospital Delivery Case Rate, effective August 1, 2005 through July 31, 2006:

Hospital Delivery Case
Rate	$3,008.88	$2,900.77	$3,100.59	$3,431.08	$3,113.07
(per delivery)

Att. I - 2